                                                                    EXHIBIT 10.1


                                 EXECUTION COPY



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                     NINETEENTH SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

                           FEDERAL EXPRESS CORPORATION

                          DATED AS OF SEPTEMBER 1, 1998



     AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


SECTION                                                                                         PAGE

1           Definitions...........................................................................7

2           Granting Leasehold....................................................................7

3           Term, Delivery and Acceptance of Possession...........................................8

4           Rental    ............................................................................8

5           Hazardous Substances/Waste............................................................8

6           Lease Agreement Still in Effect; Provisions Thereof Applicable
            to this Nineteenth Supplemental Lease Agreement.......................................10

7           Descriptive Headings..................................................................10

8           Effectiveness of this Nineteenth Supplemental Lease Agreement.........................10

9           Execution of Counterparts.............................................................10

10          Summaries ............................................................................10

            Notary    ............................................................................12

            Leased Parcel Summary.................................................................13

            Rental Summary........................................................................15


                     NINETEENTH SUPPLEMENTAL LEASE AGREEMENT

       THIS NINETEENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1st of September, 1998 , by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                                   WITNESSETH:

       WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

       WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings, and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings, and equipment being defined therein and hereinafter referred to as the 1981 Federal Express Project"), all as set forth therein; and

       WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on December 9, 1982 entered into a Third Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease Agreement") so as to release certain items consisting of buildings and leased equipment in the 1981 Federal Express Project; and

      WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the "Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on November 4, 1988 entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease

Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on July 12, 1989 entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on October 1, 1991 entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on July 1, 1994 entered into a Eleventh Supplemental Lease Agreement dated July 1, 1994, (the "Eleventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on July 1, 1993 entered into a Twelfth Supplemental Lease Agreement dated July 1, 1993, (the "Twelfth Supplemental Lease Agreement") so as to release a certain parcel of land from the 1981 Federal Express Project as described on Exhibit 1 attached thereto; and

       WHEREAS, Authority and Tenant on June 1, 1995 entered into a Thirteenth Supplemental Lease Agreement dated June 1, 1995, (the "Thirteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project and so as to release a certain parcel of land from the 1981 Federal Express Project, all as set forth therein; and

      WHEREAS, Authority and Tenant on December 1, 1995 entered into a Fourteenth Supplemental Lease Agreement dated January 1, 1996, (the "Fourteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

        WHEREAS, Authority and Tenant on January 1, 1997 entered into a Fifteenth Supplemental Lease Agreement dated January 1, 1997, (the "Fifteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

        WHEREAS, Authority and Tenant on April 1, 1997 entered into a Sixteenth Supplemental Lease Agreement dated April 1, 1997, (the "Sixteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on May 1, 1997 entered into a Seventeenth Supplemental Lease Agreement dated May 1, 1997, (the "Seventeenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

       WHEREAS, Authority and Tenant on July 1, 1997 entered into an Eighteenth Supplemental Lease Agreement dated July 1, 1997 (the Eighteenth Supplemental Lease Agreement) so as to provide for the lease by Tenant from Authority of additional land to be included in this Project all as set forth therein; and

       WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Eighteenth Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

       WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Nineteenth Supplemental Lease Agreement.

       NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

       SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Nineteenth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Nineteenth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

      SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Nineteenth Supplemental Lease Agreement, the additional land designated as new West Ramp Expansion which is located on the Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described in exhibit A:

         SECTION 3. TERM, DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Nineteenth Supplemental Lease Agreement shall commence at 12:01 A.M. on September 1, 1998 for the land described as West Ramp Expansion and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

       SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Nineteenth Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $8,820.48 in equal installments beginning September 1, 1999 or date of beneficial occupancy whichever occurs first, a total rental payment of 105,845.73 per year, which the parties hereto agree is based upon an aggregate of 867,588 square feet of area at an annual rental rate of ($0.1220) per square foot.

       SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Tenant, at its own expense, may arrange for a Phase I Environmental Survey on the land described as West Ramp Expansion by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction on West Ramp Expansion, and such "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method for handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" due to differing interpretations of the requirements for Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation of such "Hazardous Substances" associated with West Ramp Expansion.

       The term "HAZARDOUS SUBSTANCES", as used in this Nineteenth Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes
(i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR Section 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to
Section 307 of the Clean Water Act (33 U.S.C. Section 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.Section 9601, et seq. 42 U.S.C. Section 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

        SECTION 6. LEASE AGREEMENT STILL IN EFFECT: PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Nineteenth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

        SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Nineteenth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Nineteenth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Nineteenth Supplemental Lease Agreement.

       SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Nineteenth Supplemental Lease Agreement shall become effective at 12:01 a.m. on September 1, 1998.

        SECTION 9. EXECUTION OF COUNTERPARTS. This Nineteenth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

       SECTION 10. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

       IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Nineteenth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS                                    MEMPHIS-SHELBY COUNTY AIRPORT
                                           AUTHORITY

/S/                                        BY:  /S/LARRY D. COX
------------------------------                  ---------------
TITLE: DIRECTOR OF PROPERTIES              TITLE: PRESIDENT
       ----------------------                     ---------
Approved as to Form and Legality:

/S/ R. GRATTAN BROWN, JR.
-------------------------
R. Grattan Brown, Jr., Attorney for Authority


WITNESS:                                   FEDERAL EXPRESS CORPORATION

/S/ JOHN SCHUSSLER                         BY: /S/GRAHAM R. SMITH
------------------                             ------------------
TITLE:  SR. AIRPORT PROP. REP.             TITLE:        VP
        ----------------------                    ---------------

                                                 APPROVED
                                             AS TO LEGAL FORM
                                                BCB 8-26-98
                                                -----------
                                                Legal Dept.

(STATE OF TENNESSEE)
(COUNTY OF SHELBY  )

     On this 14th day of September, 1998, before me appeared Larry D. Cox to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.


MY COMMISSION EXPIRES

My Commission Expires Feb. 23, 2000     /s/
-----------------------------------     -----------------------------------
                                                  Notary Public
(seal)


STATE OF TENNESSEE  )
COUNTY OF SHELBY    )

     On this 8th day of September, 1998, before me appeared Graham Smith, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Vice President of Properties of Federal Express Corporation, the within named Lessee, and that he as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Vice President.


MY COMMISSION EXPIRES

My Commission Expires Dec. 7, 1998     /s/
----------------------------------     -----------------------------------
                                                  Notary Public
(seal)

                                 FEDERAL EXPRESS LEASED PARCELS SUMMARY


PARCEL                                                                                         EFFECTIVE
LEASE                 ACRES              SQUARE FEET              AGREEMENT                    DATE
-----                 -----              -----------              ---------                    ----

                                                   BASE-LEASE
                                                   ----------

Revised 9            128.469                                      Consolidated &                08/01/79
                                                                  Restated

10                   1.612               70,200                   Consolidated &                08/01/79
                                                                  Restated

11                   1.044               45,359                   Consolidated &                08/01/79
                                                                  Restated


                                               PREVIOUS SUPPLEMENTS
                                               --------------------

12                   2.707               117,915                  First                         04/01/81
                                                                  Supplemental
13                   6.860               298,830                  Second                        01/01/82
                                                                  Supplemental
14                   14.586              635,377                  Fourth                        07/01/83
                                                                  Supplemental
15                   12.689              552,723                  Fourth                        07/01/83
                                                                  Supplemental
Rev 16 18.281        (19.685)            796,312                  Fifth                         02/01/84
                                                                  Supplemental
Rev 17 119.616      (124.992)            5,210,477                Sixth                         04/01/84
                                                                  Supplemental
18                   2.717               118,353                  Sixth                         04/01/84
                                                                  Supplemental
19                   41.606              1,812,352                Seventh                       06/01/84
                                                                  Supplemental
25                   0.435               18,933                   Eighth                        07/01/88
                                                                  Supplemental
20                   11.275              491,127                  Ninth                         06/01/89
                                                                  Supplemental
27                   11.192              487,512                  Tenth                         10/01/91
                                                                  Supplemental
27 A(West)           4.058               176,777                  Eleventh                      07/01/94
                                                                  Supplemental
27 B(West)           5.706               248,533                  Eleventh                      07/01/94
                                                                  Supplemental
Southwest
Ramp                 2.350               102,366                  Eleventh                      07/01/94
                                                                  Supplemental


PARCEL                                                                                         EFFECTIVE
LEASE                 ACRES              SQUARE FEET              AGREEMENT                    DATE
-----                 -----              -----------              ---------                    ----

32 (removed)          22.972             1,000,681                Twelfth                       07/01/93
                                                                  Supplemental
33                    8.998              391,942                  Thirteenth                    06/01/95
                                                                  Supplemental
36                    3.050              132,837                  Thirteenth                    06/01/95
                                                                  Supplemental
Hangar 8 (removed)                       36,946,33                Thirteenth                    06/01/95
                                                                  Supplemental
34                    9.951              433,461                  Fourteenth                    01/01/96
                                                                  Supplemental
21                    19.134             833,476                  Fifteenth                     01/01/97
                                                                  Supplemental
22A (North)           3.214              140,000                  Sixteenth                     04/01/97
                                                                  Supplemental
37                    2.692              117,283                  Seventeenth                   05/01/97
                                                                  Supplemental

38                    2.523              109,921                  Eighteenth                    07/01/97
                                                                  Supplemental
39                    8.366              364,430                  Eighteenth                    07/01/97
                                                                  Supplemental

                                             THIS SUPPLEMENT
                                             ---------------
West Ramp             19.917             867,583                  Nineteenth                    08/01/98
Expansion                                                         Supplemental

                                                 OPTIONS
                                                 -------
22B (South)           3.310              144,200                  Option, Expires 5/31/99
29                    3.85               167,706                  Option, Expires 9/30/2001

                                               ASSIGNMENTS
                                               -----------
23                    5.923              258,008                  Graber Assignment,
                                                                  Expires 12/31/2000
                                                                  Invoice FEC
                                                                  Final Increase I/l/96

24                    9.964              434,030                  Southwide Assignment
                                                                  Expires 5/14/2013
                                                                  Invoice FEC
                                                                  Next Increase 5/15/98

26                    9.532              415,213                  BICO Assignment,
                                                                  Expires 7/31/2021
                                                                  Invoice FEC
                                                                  Next Increase 8/01/2011

28                    10.68              465,221                  Equitable Life Assignment
                                                                  Expires 5/14/2013
                                                                  Invoice FEC
                                                                  Next Increase 5/15/98


                            RENTAL - FEDERAL EXPRESS
                           Effective September 1, 1998



                                                ANNUAL
CATEGORY                   NUMBER OF            RENTAL RATE
OF SPACE                   SQUARE FEET          PER SQ. FT.       ANNUAL RENTAL
--------                   -----------          -----------       -------------
Bldg. T-376                1,240                1.5258                 $1,891.99
Unimproved Ground          6,911,504            0.1220                843,203.48
Improved Apron             2,395,802            0.1525                365,359.80
Hangar Property            72,092.67            1.1291                 81,399.83
Hangar Office              28,000               1.8311                 51,270.80
International Park         9,694,700            0.2138              2,072,726.80
                                                ------
Former IRS Facility        2,255,137.24         4.97                1,200,000.00
                           ------------                             ------------
                           21,358,475.91                           $4,615,852.70



                               BREAKDOWN OF SPACE


                                                             SQ. FT.            SQ. FT.
                                                             -------            -------
BLDG. T-376              Parcel 4                            1,240
-----------                                                  -----
                                                                                1,240
UNIMPROVED GROUND        Parcel 1                            130,900
-----------------
                         Parcel 2                            50,000
                         Parcel 3                            192,400
                         Parcel 4                            32,540
                         Parcel 6                            89,700
                         Parcel 9                            1,167,337
                         Parcel 19                           1,812,362
                         Parcel 20                           491,127
                         Parcel 27A                          176,777
                         Parcel 27B                          248,533
                         Southwest Ramp                      102,366
                         Parcel 33                           391,942
                         Parcel 36                           132,837
                         Parcel 34                           433,461
                         Parcel 37                           117,283
                         Parcel 38                           109,921
                         Parcel 39                           364,430
                         West Ramp Expansion                 867,588            6,911,504.00
                                                             -------

IMPROVED APRON           Parcel 1                            850,250
--------------
                         Parcel 2                            226,900
                         Parcel 7                            577,540
                         Parcel 9                            253,600
                         Parcel 27                           487 5-12
                                                             --------
                                                                                2,395,802.00




                                                                     SQ. FT.            SQ. FT.
                                                                     -------            -------

HANGAR PROPERTY                  Parcel 1                            44,336
---------------
                                 Parcel 2                            27,756.67
                                                                     ---------
                                                                                        72,092.67

HANGAR OFFICE                    Parcel 1                            22,400
-------------
                                 Parcel 2                            5,600
                                                                     -----
                                                                                        28,000.00

INTERNATIONAL PARK               Parcel 5                            24,000
                                 Parcel 8                            247,254
                                 Parcel 9                            1,586,172
                                 Parcel 10                           70,200
                                 Parcel 11                           45,359
                                 Parcel 12                           117,915
                                 Parcel 13                           298,830
                                 Parcel 14                           556,334
                                 Parcel 15                           552,723
                                 Parcel 16                           796,312
                                 Parcel 17                           4,288,839
                                 Parcel 18                           118,353
                                 Parcel 25                           18,9338
                                 Parcel 21                           833,476
                                 Parcel 22A                          140,000
                                                                     -------
                                                                                        9,694,700.00

FORMER IRS FACILITY                                                  2,255,137.24       2,255,137.24
-------------------                                                  ------------

                                                                     TOTAL: 21,358,475.91




                                                                       EXHIBIT A



Being a parcel of land contained entirely within the Memphis/Shelby County Airport Authority property located in the City of Memphis, Shelby County, State of Tennessee being more particularly described by metes and bounds as follows:

Commencing, at the centerline intersection of Taxiway Alpha and Taxiway Charlie; thence along said centerline of Taxiway Charlie, North 01 degrees 56 minutes 38 seconds East a distance of 2847.76' to a point; thence departing from and perpendicular to said centerline of Taxiway Charlie, North 88 degrees 03 minutes 22 seconds West a distance of 161.54' to the TRUE POINT OF BEGINNING; thence along a line being perpendicular to the centerline of said Taxiway Alpha, South 04 degrees 17 minutes 22 seconds West a distance of 238.05' to a point-, thence along a line being parallel with and 2600.7 I' north of said centerline of Taxiway Alpha, South 85 degrees 42 minutes 38 seconds East a distance of 19.91' to a point; thence along a line being perpendicular to said centerline of Taxiway Alpha, South 04 degrees 17 minutes 22 seconds West a distance of 541.48' to a point; thence South 32 degrees 30 minutes 14 seconds West a distance of 318.75' to a point; thence along a line being parallel with and 1778.36' north of said centerline of Taxiway Alpha, North 85 degrees 42 minutes 38 seconds West a distance of 455.70' to a point; thence along a line being perpendicular to said centerline of Taxiway Alpha, North 04 degrees 17 minutes 22 seconds East a distance of 2 1 0.00' to a point; thence along a line being parallel with and 1988.36' north of said centerline of Taxiway Alpha, North 85 degrees 42 minutes 38 seconds West a distance of 352.33' to a point; thence along a line being perpendicular to said centerline of Taxiway Alpha, North 04 degrees 17 minutes 22 seconds East a distance of 53.33' to a point; thence along a line being parallel with and 2041.70' north of said centerline of Taxiway Alpha, South 85 degrees 42 minutes 38 seconds East a distance of 47.32' to a point; thence along a line being perpendicular to said centerline of Taxiway Alpha, North 04 degrees 17 minutes 22 seconds East a distance of 782.16' to a point; thence along a line being parallel with and 2823.86' north of said centerline of Taxiway Alpha, South 85 degrees 42 minutes 38 seconds East a distance of 285.47' to a point of curvature; thence along the arc of a curve to the left having a radius of 22.50' (Long Chord: North 48 degrees 07 minutes 01 seconds East, 32.46') and arc distance of 36.26' to a point; thence along a line being parallel with and 744.25' west of said centerline of Taxiway Charlie, South 01 degrees 56 minutes 39 seconds West a distance of 32.39' to a point; thence along a line being perpendicular to said centerline of Taxiway Charlie, South 88 degrees 03 minutes 21 seconds East a distance of 582.7 I' to the TRUE POINT OF BEGINNING.

Said property containing 867,588 square feet or 19.917 Acres, more or less.